January 2024
Investor Presentation
NASDAQ: UPXI

This presentation contains "forward-looking statements", including statements regarding Upexi, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of Upexi are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. Upexi cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this presentation does not identify or include any risk or exposures, of Upexi that would materially adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which Upexi carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; legal and regulatory requirements; market conditions and the demand and pricing for our products; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither Upexi, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Upexi reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

Use of Non-GAAP Financial Measures

The Company discloses and uses the above-mentioned non-GAAP financial measures internally as a supplement to GAAP financial information to evaluate its operating performance, for financial planning purposes, to establish operational goals, for compensation plans, to measure debt service capability, for capital expenditure planning and to determine working capital needs and believes that these are useful financial measures also used by investors. Non-GAAP adjusted EBITDA is defined as GAAP net income or net loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash stock compensation and stock option expense, acquisition, integration & restructuring expenses, charges and gains or losses from extinguishment of debt and other non-cash items. Non-GAAP EBITDA and non-GAAP adjusted EBITDA are not terms defined by GAAP and, as a result, the Company's measure of non-GAAP EBITDA and non-GAAP adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP financial measures discussed above, however, should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Operations, cash and cash flows on the Consolidated Statement of Cash Flows or other measures of financial performance prepared in accordance with GAAP, and as reflected on the Company's financial statements prepared in accordance with GAAP. These non-GAAP financial measures are not a substitute for or presented in lieu of financial measures provided by GAAP and all measures and disclosures of financial information pursuant to GAAP should be read to obtain a comprehensive and thorough understanding of the Company's financial results. The reconciliations of non-GAAP EBITDA and non-GAAP adjusted EBITDA to GAAP operating income (loss) and/or GAAP net income (net loss) referred to in the highlights or elsewhere are provided in the schedules that are a part of this document.

Forward Looking Information

Statements in this presentation that are not descriptions of facts are forward-looking statements relating to future events. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, successful implementation and completion of the Company's growth strategy, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties.

The material included with this document does not consider the specific investment objectives, financial situation, or needs of a specific recipient. This document may not be construed as either a recommendation or an offer to buy or sell securities, nor does it constitute are recommendation or an offer to buy or sell securities. Further, such material is insufficient to form the basis or an investment decision, should not be used by the recipient for that purpose, does not constitute nor should it be construed as research, investment advice or an invitation to conduct any investment business. Read the offering memorandum carefully before investing. It contains Company's objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. You may obtain the offering memorandum contacting your Paulson's representative.

LuckyTail NETi upexi VitaMedica cure mushrooms interactive offers

upexi

Builder, Buyer & Scaler

OF DIGITAL-FOCUSED, OMNICHANNEL BRANDS


FROZEN

WHO WE ARE:

Upexi specializes in building, acquiring and growing digital first, omnichannel brands in high growth, high margin sectors such as health, wellness, toy, pet, and beauty.

- Leveraging our in-house expertise and technology, we scale our brands with a consumer centric approach, tapping into our in-house core capabilities and market insights across our portfolio to foster innovation and accessibility.
- Our growing consumer database has been key to the year-over-year gains in sales and profits.
- Further bolstering growth, we have and will continue to acquire profitable Amazon and eCommerce businesses that can be scaled quickly and profitably while reducing costs through corporate synergies.

upexi

The upexi Model


UPEXI PET
UPEXI HEALTH & WELLNESS
UPEXI CHILDREN
STRUCTURED TO SCALE
Category Expansion
Build & Buy Brands
High growth categories, innovators in their space with differentiation creating high barriers of entrance or share shift, non-discretionary sectors.
PLUG-N-PLAY SCALE
Upexi divisions drive organic growth through category expertise & product expansion. Brands are easily scaled through a plug-n-play model. Structured to scale through category expansion
DIGITAL ADVERTISING
MARKETPLACE
CREATIVE & WEB SERVICES

Internal functional experts expedite growth through an internal agency model, providing marketplace support, media buying & optimization, design, and website management & optimization. Leveraging the latest technology in eCommerce, and data-driven strategies. This model ensures leading-edge GTM, agility, and maximizes return on resource and marketing spend investments.



Brand Portfolio

UPEXI

STEM CERTIFIED MAGNETIC TILES

Extensive omnichannel presence: Walmart (US & Canada), Sam's Club, Amazon, PriceSmart (2024), Incentive companies, Bi-Mart, TJX Companies, BJs Wholesale Club, Staples (Online 2024), Toys R Us (online 2024), Veterans Canteen Service (VCS)

Award winning, 100% non-toxic magnetic tiles. With countless different shapes and sizes in every STEM authenticated pack, children can create thousands of figures and objects, all while learning about common STEM topics.

The Collect and Display model for Tytan Tiles is a unique, innovative approach to building play that encourages children to not only create and build with their magnetic tile sets, but also to display and showcase their creations. Most notably, Tytan Tiles has secured Licensing for over 27 Disney Properties to expand its Collect and Display line, launching with the Disney Frozen Castle in Q4 2023.

- **PRODUCT EXPANSION**
  Disney licensing agreement (27 properties), October 2023 Frozen Castle set launch
- **ESTABLISHED MASS PRESENCE**
  Launched in all 3,900 US Walmart stores in 2023
- **1816% Amazon Growth YOY**
  2022-2023



Disney
FROZEN

$50B	7.4%	40%-60%
2022 Global Market[1]	Projected CAGR[1]	Gross Margin[2]

[1] The Business Research Company January 2023 Report

[2] Ranges based off management's internal estimates *While the numbers presented are global figures, it should be noted that the company mainly operates in the United States. They are expanding into the UK, Canada, and Australia with the intent of further worldwide expansion. Regional financial performance may vary due to factors beyond the company's control.


MICKEY MOUSE
CLUBHOUSE
MAGNETIC TILES


SPIDEY


FROZEN



TYTAN TILES

New Product Launches




Disney
PRINCESS


50

UPEXI HEALTH & WELLNESS

VitaMedica

VitaMedica's mission is to empower wellness journeys through science-based holistic natural health solutions. Through The Science of Natural Health® we believe in a world where everyone can take ownership of their health, happiness, and vitality.

For over 25 years, VitaMedica clinician-originated nutraceuticals and cosmeceuticals have been recommended by thousands of doctors to serve millions of patients.

VitaMedica's sales model includes wholesale distribution through surgeons and med spas and direct to consumers through eCommerce and marketplaces.

cure mushrooms

At Cure Mushrooms, we've harnessed the extraordinary benefits of nature's most powerful superfood: functional mushrooms. Our suite of premium mushroom extracts is meticulously crafted to elevate overall well-being, offering a wide spectrum of health benefits and a holist approach to everyday wellness. From fortifying your immune system, to sharpening cognition, to combating the rigors of daily stress, our products are designed to deliver full-body wellness and convenience with every serving.

- **GROWTH OPPORTUNITIES**
  Clinical trial on Acne expected conclusion March positive outcome expected (Acne $5B US market w/ 4.7% CAGR[3]); increased subscription rate product, Product expansion in expanded high subscription rate categories, Anti-Aging, Beauty, supplements, surgery and injectable recovery

- **RECURRING REVENUE WITH LOW CHURN**
  5.1K returning customers/month growing subscription model with loyal customer base

- **88% Organic Growth SINCE PURCHASE**
  VitaMedica purchased late 2021, growth opportunity in beauty market with new anti-aging and acne products



$113.8B	9.3%	70%-80%
2022 Global Market[1]	Projected CAGR[1]	Gross Margin[2]

[1]360Research™ May 2023 Report
[2]Ranges based off management's internal estimates *While the numbers presented are global figures, it should be noted that the company mainly operates in the United States. They are expanding into the UK, Canada, and Australia with the intent of further worldwide expansion. Regional financial performance may vary due to factors beyond the company's control.
[3]https://www.fortunebusinessinsights.com/u-s-acne-treatment-market-106365

VitaMedica

Growing subscriber base with little churn on Amazon & DTC

Amazon 2023 Subscriptions



Subscriptions Count
2,647
▲5.58% MoM
4K
3K
2K
1K
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec



Average Revenue Per Subscriber vs. Non-Subscriber
2.70x
Subscribers
$101.87
Non Subscribers
$37.79

Direct To Consumer

$51K / Recurring Monthly subscription revenue

- 2K subscribers (~ 1K orders/month)
- Growing subscriber base: ~4.79% m/m
- Enhanced website launching February with new feature-rich subscription tool to support subscription growth marketing and customer retention efforts

UPEXI PET

LuckyTail

Tail Waggin' Good Products

Pet grooming and healthcare brand with global footprint, sold direct to consumer through owned website and marketplaces.



Pet Nail Grinder
Gentle Paw Cleaner
Gentle Paw Cleaner
Hip Joint Chews

- **PRODUCT EXPANSION**
  Expanded launches into multiple categories: Pet supplement line launched Sept. 2023, Pet Supplies, Pet Toys

- **SIGNIFICANT EXISTING CUSTOMER BASE**
  Poised to expedite new product revenue growth, 4.4M single product brand, 2.4M monthly social reach and 105k engaged customer list to activate new product to

- **50% Organic Growth 2022**
  Robust 2023 marketing plan and new ecommerce website to fuel continued growth



$261B
2022 Global Market[1]

6.1%
Projected CAGR[1]

60%-80%
Gross Margin[2]

[1]https://commonthreadco.com/blogs/coachs-corner/pet-industry-trends-growth-ecommerce-marketing
[2]Ranges based off management's internal estimates *While the numbers presented are global figures, it should be noted that the company mainly operates in the United States. They are expanding into the UK, Canada, and Australia with the intent of further worldwide expansion. Regional financial performance may vary due to factors beyond the company's control.

A Portfolio of Brands with High Organic Growth Opportunities

- Recurring revenue focused Brands
- High growth Subscription Products
- New Products launching monthly in these categories
- Disney Launches for DTC and push to get in-store Big Box for late 2024
- Re-commerce Business growth will fund Brand Growth
- Overall Brand revenue growth will be more material as we scale.



Re-Commerce



Re-Commerce: The Opportunity

Excess Inventory is a problem for big business.[1]

Upexi has created a solution to buy excess inventory to sell into our networks, creating distribution for our partners and profits for us.[1]

- Amazon and wholesale liquidation brand and business
- We do large scale liquidations for retail and brands
- Large revenue opportunities with good margins[2]
  - $644 Billion Market for Amazon Resellers[3]
  - Market has more than doubled since 2008[3]

1. Excess inventory ties up resources, increases costs, and limits a business's ability to respond to changes in demand, potentially leading to financial losses.
2. The actual revenue obtained from any opportunity may vary based on a variety of factors. The phrase "good margins" is subjective and there is no guarantee of any specific level of revenue or success.
3. https://www.cnbc.com/2022/02/19/liquidation-services-resell-returned-items-a-644-billion-business.html

CYGNET

- High volume Amazon brand liquidator
- Purchased in Q2' 2022
- Focus has been on health, wellness, and over-the-counter (OTC) products
- Growth Opportunity: new categories and faster flow-through of purchased products


Cygnet
ONLINE LLC

The effectiveness of using consumer data to increase cross-selling cannot be guaranteed, and the term "significant" is subjective.

PARTNERSHIPS INCLUDE

- Specializes in liquidation of overstocked and discontinued merchandise for hundreds of retailers
- Buys products at deep discount and liquidates into partner sellers
- Growth Opportunity: category expansion for increased flow-through and sales

— and many more.

The effectiveness of using consumer data to increase cross-selling cannot be guaranteed, and the term "significant" is subjective.


VitaMedica
Clear Skin
Formula
SUPPORTS
A Clear Complexion
PROFESSIONAL SKIN CARE FORMULA
Vitamins A, C & E Plus Zinc
& Cleansing Herbs

Growth Opportunities

We remain diligent in reviewing opportunities and current market conditions favor a prudent buyer:

- Highly profitable in our target categories
- Valuations that make sense short and long term for shareholders
- Seller Finance with terms over 3-5 years



Acquisition Targets

WHAT WE OFFER

- We offer a plug-and-play model for growth
- We staff a full tech development team for technology integration
- We staff full teams for advertising, marketing, and product development
- Liquidity event for sellers, a second liquidity opportunity in Upexi stock in the future



VitaMedica
Clear Skin
Cleanser
PROBIOTICS

Experienced Management Team.

Insider Ownership: 54%[1]

Allan Marshall
Chief Executive Officer
30+ years of M&A focused experience
Founder of XPO Logistics, Transportation Services, Inc., and Segmentz, Inc.

Andrew Norstrud
Chief Financial Officer
Experienced executive, focused on integrating strategic acquisitions and structure implementation for public companies

Gene Salkind, M.D.
Board of Directors
Chairman of Compensation Committee
Practicing Neurosurgeon, Intuitive Surgical Pharmacyclics

Thomas Williams
Board of Directors
35+ years of experience, specialized in securitization mechanisms of illiquid assets

Lawrence H Dugan
Board of Directors
Chairman of Audit Committee
25+ years of accounting experience

1. On a fully diluted basis, pending shares exercisable within 60 days of November 30, 2022.

Annual Revenue and EBITDA Growth[1]



REVENUE[2]
EBITDA[3]
92% CAGR
2020 (Fiscal Full Year)
2021 (Fiscal Full Year)
2022 (Fiscal Full Year)
2023 (Fiscal Full Year)
$100m
$50m
$25m
$10m
$7.41m
$-3.85m
$24.09m
$3.19m
$44.58m
$3.4m
$100m
(Guidance)

Past financial performance is not indicative of future performance.

2022 Adjusted EBITDA

The company may increase spend for additional future growth, which would reduce actual EBITDA

* https://www.prnewswire.com/news-releases/upexi-reports-record-revenue-of-27-1-million-for-fiscal-2023-second-quarter-an-increase-of-444-year-over-year-301746845.html

Financial Highlights[1]

Stock Price:	$1.08 (as of 12/8/23)
Common Stock:	20,306,870 (as of 11/17/23)
Market Cap:	$22 million
Fiscal 2022 Revenue (ended June 30, 2022):	$44.6 million
Fiscal Q1 '24 Revenue (ended Sept. 30, 2023):	$27.3 million, +140% YOY & +53.5% sequentially
Fiscal Q1 '24 Adjusted EBITDA:	$750,000 (2.8%)
Calendar 2023 Revenue Guidance:	$100 million
Revenue Growth Rate through '24:	50% -100%


92% CAGR
$100m
$50m
$25m
$10m
2020 (Full Year)
$7.41m
2021 (Full Year)
$24.09m
2022 (Full Fiscal Year ending 6/30/22)
$44.6m
2023 (Full Calendar Year Revenue Guidance)
$100m

Revenue[2] Growth

1. Financial forecast is based on management estimates only. Adverse events could negatively impact the Company's future financial performance.
2. Includes discontinued operations revenue
3. https://www.prnewswire.com/news-releases/upexi-reports-record-revenue-of-27-1-million-for-fiscal-2023-second-quarter-an-increase-of-444-year-over-year-301746845.html



upexi

Thank you.

Contact Us: upexi@kcsa.com